SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                November 2, 1998
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           Date of Report (Date of earliest event reported)


                            VOICE IT WORLDWIDE, INC.
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        (Exact name of registrant as specified in its charter)


                                    Colorado
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            (State or other jurisdiction of incorporation)


               0-7796                             83-0203787
      (Commission File Number)       (IRS Employer Identification Number)


      2643 Midpoint Drive, Suite A, Fort Collins, Colorado 80525
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     (Address of principal executive offices, including zip code)


                            (970) 221-1705
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         (Registrant's telephone number, including area code)


                            Not applicable
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     (Former name or former address, if changed since last report)


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ITEM 3 - BANKRUPTCY OR RECEIVERSHIP

(a)On November 2, 1998, Voice It Worldwide, Inc. (the "Company") filed a petition for protection under the reorganization provisions of Chapter 11 of the Bankruptcy Code with the United States Bankruptcy Court, District of Colorado, file number 98-25542RJB. The Company will continue operations as a Debtor-in-Possession.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                        Voice It Worldwide, Inc.
                                                        ------------------------
                                                               (Registrant)


Date:  November 6, 1998                By: /s/ Mark A. Griffith
                                          Mark A. Griffith, CFO